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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                            -------------------

                                FORM 8-K

          Current Report Pursuant to Section 13 or 15(d) of
                  The Security Exchange Act of 1934



   Date of Report (Date of earliest event reported)        May 5, 1995


                            -------------------


               SMITH ENVIRONMENTAL TECHNOLOGIES CORPORATION
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                      0-14992              38-2294876

(STATE OF OTHER JURISDICTION OF     (COMMISSION FILE        (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)          NUMBER)          IDENTIFICATION NO.)



                      13455 NOEL ROAD SUITE 1500
                            DALLAS, TEXAS                 75240
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


   REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214)770-1800

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Item 5. Other Events


   On May 5, 1995, Smith Environmental Technologies Corporation, f/k/a Canonie Environmental Services Corp., executed a Fourth Amendment (the "Amendment") to the Loan and Security Agreement among Canonie Environmental Services Corp., currently known as Smith Environmental Technologies Corporation ("Smith"),BCM Engineers Inc., a Pennsylvania corporation, BCM Engineers Inc., an Alabama corporation, Riedel Environmental Services, Inc., each of the Lenders which are or which may become parties to the Loan Agreement and LaSalle Business Credit, Inc., as Agent for the Lenders (the "Loan Agreement").

   The Loan Agreement was amended to provide an additional $4,000,000 of working capital through an increase in the eligible borrowing base by the creation of an "Unbilled Account Subline". The Unbilled Account Subline is automatically and permanently reduced in monthly increments of $500,000 commencing in August, 1995 and reduced to zero upon the Company's receipt of at least $10,000,000 upon the sale and issuance of its equity securities. The interest rate charged under the revolving credit facility will be increased by three-quarters of a percent (3/4%) until all amounts advanced under the Unbilled Account Subline, and interest accrued thereon, have been paid and that subline has been reduced to zero. A monthly fee of $20,000 commencing November 1, 1995, will be paid to the Lenders until the occurrence of the infusion of equity described herein.

Item 7. Financial Statements and Exhibits

  (a) EXHIBITS.

  The following exhibits are filed herewith:


EXHIBIT NO.                                DESCRIPTION

5.1   Fourth Amendment to Loan and Security Agreement dated May 5, 1995.

5.2 Company's Press Release of Operating Results for Fiscal Year ended February 28, 1995, dated May 10, 1995.


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                               SIGNATURE

Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SMITH ENVIRONMENTAL
                                               TECHNOLOGIES CORPORATION

                                               By: /s/ Wilfrid D. Nelson
                                                   ______________________
                                                   Wilfrid D. Nelson
                                                   Vice President and
                                                   General Counsel




May 10, 1995


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                                     EXHIBIT INDEX
                                                                    SEQUENTIALLY
                                                                       NUMBERED
EXHIBIT NO.                                DESCRIPTION                   PAGE

5.1   Fourth Amendment to Loan and Security Agreement dated
      May 5, 1995.

5.2   Company's Press Release of Operating Results for Fiscal
      Year ended February 28, 1995, dated May 10, 1995.